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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 22, 2001
                                                     ---------------------------


                         HOLLYWOOD CASINO CORPORATION
                               HWCC-TUNICA, INC.
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          (Exact name of each Registrant as specified in its charter)



             DELAWARE                                             75-2352412
               TEXAS                     33-48887                 75-2513808
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   (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)               File Number)        Identification No.)



     Two Galleria Tower, Suite 2200, 13455 Noel Road,    Dallas, Texas 75240
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             (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code           (972) 392-7777
                                                  ------------------------------


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        (Former name or former address, if changed since last report.)

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Item 5. Other Events

   On October 22, 2001, Hollywood Casino Corporation ("HCC") issued the press release attached as Exhibit 99.1 to this Form 8-K relating to a change in the Company's Board of Directors.


Item 7.  Exhibits

Exhibit
Number     Description
------     -----------

99.1 Press release of Hollywood Casino Corporation, dated October 22, 2001, announcing a change in the Company's Board of Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOLLYWOOD CASINO CORPORATION

Date:  October 22, 2001          By: /s/            Paul C. Yates
       -----------------------       -------------------------------------------
                                                    Paul C. Yates
                                         Executive Vice President, Treasurer and
                                                Chief Financial Officer


                                                  HWCC-TUNICA, INC.

Date:  October 22, 2001          By:  /s/           Paul C. Yates
       -----------------------        ------------------------------------------
                                                    Paul C. Yates
                                             Executive Vice President and
                                                Chief Financial Officer

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